Exhibit 99.1

NYSE MKT: URG • TSX: URE Ur - Energy 2015 Year End Teleconference and Webcast

NYSE MKT: URG • TSX: URE This presentation contains “forward - looking statements,” within the meaning of applicable securities laws, regarding events or conditions that may occur in the future . Such statements include without limitation the Company’s ability to maintain steady - state operations ; timing of making product deliveries ; the technical and economic viability of Lost Creek (including the production and cost projections contained in the preliminary economic analysis of the Lost Creek Property) ; whether higher - than - expected headgrades will continue to be realized throughout Lost Creek ; the ability to complete additional favorable uranium sales agreements and ability to reduce exposure to volatile market ; the potential of exploration targets throughout the Lost Creek Property (including the continuing ability to expand resources) ; the further exploration, development and permitting of Company projects, including at Shirley Basin ; the technical and economic viability of Shirley Basin (including the production and cost projections contained in the preliminary economic analysis of the Shirley Basin project) ; completion of (and timing for) regulatory approvals and other development at Shirley Basin ; and the long term effects on the uranium market of events in Japan in 2011 including supply and demand projections ; and whether a re - rating of the Company will occur with establishment of production credentials . These statements are based on current expectations that, while considered reasonable by management at this time, inherently involve a number of significant business, economic and competitive risks, uncertainties and contingencies . Numerous factors could cause actual events to differ materially from those in the forward - looking statements . Factors that could cause such differences, without limiting the generality of the following, include : risks inherent in exploration activities ; volatility and sensitivity to market prices for uranium ; volatility and sensitivity to capital market fluctuations ; the impact of exploration competition ; the ability to raise funds through private or public equity financings ; imprecision in resource and reserve estimates ; environmental and safety risks including increased regulatory burdens ; unexpected geological or hydrological conditions ; a possible deterioration in political support for nuclear energy ; changes in government regulations and policies, including trade laws and policies ; demand for nuclear power ; weather and other natural phenomena ; delays in obtaining or failures to obtain required governmental, environmental or other project approvals ; and other exploration, development, operating, financial market and regulatory risks . Although Ur - Energy Inc . believes that the assumptions inherent in the forward - looking statements are reasonable, undue reliance should not be placed on these statements, which only apply as of the date of this presentation . Ur - Energy Inc . disclaims any intention or obligation to update or revise any forward - looking statement, whether as a result of new information, future events or otherwise . Cautionary Note Regarding Projections : Similarly, t his presentation also may contain projections relating to an extended future period and, accordingly, the estimates and assumptions underlying the projections are inherently highly uncertain, based on events that have not taken place, and are subject to significant economic, financial, regulatory, competitive and other uncertainties and contingencies beyond the control of Ur - Energy Inc . Further, given the nature of the Company's business and industry that is subject to a number of significant risk factors, there can be no assurance that the projections can be or will be realized . It is probable that the actual results and outcomes will differ, possibly materially, from those projected . The attention of investors is drawn to the Risk Factors set out in the Company's Annual Report on Form 10 - K, filed February 26 , 2016 , which is filed with the U . S . Securities and Exchange Commission on EDGAR (http : //www . sec . gov/edgar . shtml) and the regulatory authorities in Canada on SEDAR (www . sedar . com) . Cautionary Note to U . S . Investors Concerning Estimates of Measured, Indicated or Inferred Resources : the information presented uses the terms "measured", "indicated" and "inferred" mineral resources . United States investors are advised that while such terms are recognized and required by Canadian regulations, the United States Securities and Exchange Commission does not recognize these terms . United States investors are cautioned not to assume that all or any part of measured or indicated mineral resources will ever be converted into mineral reserves . United States investors are also cautioned not to assume that all or any part of an inferred mineral resource exists, or is economically or legally minable . James A Bonner, Ur - Energy Vice President, Geology, P . Geo . , SME Registered Member and Qualified Person as defined by National Instrument 43 - 101 , reviewed and approved the technical information contained in this presentation . 2

Ur-Energy At A Glance



- Lost Creek ISR Uranium Facility
  Initiated Production 3Q 2013
  - *Produced 1,000,000th pound of U_3O_8 2Q 2015*
  - *State of the art flagship project*
  - *Results demonstrate that Lost Creek is a reliable, low cost production center – "steady state" production*
- Resource Growth – Two 2015 Updates
  - Lost Creek Property net increase of 4.6 million lbs. Measured & Indicated resource
  - Resources from exploration drilling: 139,000lbs Measured & Indicated; 498,000lbs Inferred
- Realizing better sales prices through long term sales agreements
- Pathfinder - Shirley Basin, our Next Development
  - PEA Completed in January 2015
  - Application for permit filed 4Q 2015; work on other applications is underway

See Disclaimer re Forward-looking Statements and Projections (slide 2)

NYSE MKT: URG • TSX: URE 3

NYSE MKT: URG • TSX: URE 4 Share Capital & Cash Position As of 12/31/2015 Shares Outstanding 130.2M Stock Options & RSUs 11.1M Warrants 8.2M Fully Diluted 149.5M Shares Outstanding (2/25/16) 143.3M Cash (2/25/2016) US$6.8M Market Cap ( 2/29/2016 ) US$63.18M Share Price (2/29/2016) US$0.47 52 Week Range US$0.44 - $1.08 Avg. Daily Volume ~435,000 (3 - mo URG & URE 2/29/2016) Member of S&P/TSX SmallCap Index Geographical Distribution as of 6/30/15 United States ~65% Canada ~19% Other ~16% NYSE MKT: URG TSX: URE

NYSE MKT: URG • TSX: URE ▪ Multiple long - term contracts spanning 2013 - 2021 timeframe, post Fukushima • ~3.1M lbs committed 2016 – 2021 (avg. price $49.81/ lb ) ▪ De - risking by securing future revenue stream in an uncertain market • 2015 : 630,000 lbs U 3 O 8 at avg. price of $49.42/ lb - $31.1M gross revenues • 2016 : 662,000 lbs U 3 O 8 at avg. price of $47.58/ lb - $31.5M gross revenues • Spot sales supplementing 5 ▪ Exclusive representation by Jim Cornell of NuCore Energy, LLC in negotiations of off - take purchase agreements See Disclaimer re Forward - looking Statements and Projections (slide 2)

NYSE MKT: URG • TSX: URE 6 Field work minimized during winter months to optimize efficiency. Mine Unit 1 Interior of Header House Drill Mapping Drilling Status ▪ MU1 - 100% of original planned wells installed ▪ MU2 - Production well installation ongoing in first 3 header houses Mine Unit Construction Status ▪ MU1 Surface Construction • HH 1 through 12 complete and operating • HH 13 under construction • Pipeline and Powerline complete • Surface and Downhole construction ongoing ▪ MU2 Infrastructure Construction – underway in Q4 2015 with operations scheduled for later this year.

NYSE MKT: URG • TSX: URE 7 2015 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Captured Lbs. 192k 207k 172k 212k 784k Drummed Lbs. 177k 184k 177k 189k 727k Shipped Lbs. 172k 180k 184k 182k 717k HHs Operating 9 10 11 12 12 Avg. Grade 110 ppm 108 ppm 86 ppm 85 ppm 97 ppm U 3 O 8 Production ▪ All plant systems functional with maintenance occurring as necessary. • RO is idle until flow rates are elevated or restoration is initiated. ▪ Waste Water • Class V UIC water disposal under regulatory review – will allow for overall reduction in waste water to Class I UIC wells once incorporated. • Class I UIC disposal wells are available and utilized as necessary. • Storage ponds utilized as necessary for waste water storage. Lost Creek Plant

NYSE MKT: URG • TSX: URE 8 2013 2014 2015 Lbs U 3 O 8 Captured 190K 596K 784K Lbs U 3 O 8 Drummed 131K 548K 727K Cash Cost* $21.98/ lb $19.73/ lb $16.27/ lb Production 2013 2014 2015 Revenues ( U 3 O 8 ) $5.7 million $26.5 million $41.8 million Sales 90K lbs at $62.92/ lb 518K lbs at $51.22/ lb 925K lbs at $45.20/ lb Revenues * Excludes severance and ad valorem taxes, which for 2015 averaged $3.14 per pound

NYSE MKT: URG • TSX: URE ▪ In 2015, Ur - Energy substantially increased Lost Creek Property resources by adding 4.6 million lbs. of Measured & I ndicated (M&I) Resources and 1.7 million lbs. of Inferred Resources • June 17, 2015 43 - 101 Technical Report disclosed an additional 1.5 million lbs. of net M&I Resources and 0.3 million lbs. of Inferred Resources Subtracted out MU1 production Lowered GT cut - off from 0.30 to 0.20 • January 19, 2016 Preliminary Economic Assessment added another 3.1 million lbs. of M&I Resources and 1.4 million lbs. of Inferred Resources • Results of 2015 Exploration Program included in above reports 9 See Disclaimer re Forward - looking Statements and Projections (slide 2) Lost Creek Property * Preliminary Economic Assessment for the Lost Creek Property, Sweetwater County, Wyoming prepared by TREC Inc. – January 19, 2016 (posted on SEDAR).

January 19, 2016 Preliminary Economic Assessment

1. Based on drilling results of 138 pattern wells and 42 monitor wells and delineation drill holes from Mine Unit 2.
2. Results of second phase (59 drill holes) of 2015 Exploration Program
3. Application of 0.20 GT cutoff to all previously-identified resources for the Lost Creek Property.

Key Assumptions and Highlights:

- Current Lost Creek Property resources:
  - 8.03 million lbs. of Measured Resource
  - 5.22 million lbs. of Indicated Resource
  - 6.44 million lbs. of Inferred Resource
- 1,358,407 lbs. of uranium, produced from MU1 through September 30, 2015, were subtracted from resource base
- Life of Mine - production was extended 10 years, from 2021 (2013 PEA) to 2031

Summary of Economics

Economic Parameter	Pre-Income Tax
LoM OPEX	$14.58
Total Cost per Pound	$29.29
Production	13.8 million lbs.
Net Cash Flow	$510.9 million
NPV (8%)	$250.4 million
IRR	53.7%

The Lost Creek PEA is preliminary in nature, and includes inferred mineral resources that are considered too speculative geologically to have the economic considerations applied to them that would enable them to be categorized as mineral reserves. Mineral resources that are not mineral reserves do not have demonstrated economic viability. There is increased risk and uncertainty to commencing and conducting production without established mineral reserves that may result in economic and technical failure which may adversely impact future profitability. The estimated mineral recovery used in the Lost Creek PEA is based on recovery data from wellfield operations to date, as well as the Company's personnel and industry experience at similar facilities. There can be no assurance that recovery at this level will be achieved.

See Disclaimer re Forward-looking Statements and Projections (slide 2)

NYSE MKT: URG • TSX: URE
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NYSE MKT: URG • TSX: URE ▪ Preliminary Economic Assessment analyses (pre - income tax): • 8.8 million pounds, shallow, high grade roll front deposit • Production of 6.3 million lbs. • Estimated operating cost of $14.54/lb. • Estimated total cost per pound of $31.26/lb. • NPV (8%) of $146.0 million, IRR of 117.0% and estimated LoM net cash flow of $215.9 million ▪ Application for Permit to Mine submitted to WDEQ Q4 2015 ▪ Application for Source and Byproduct Material License will be complete Q1 2016 11 See Disclaimer re Forward - looking Statements and Projections (slide 2) * Preliminary Economic Assessment Shirley Basin Uranium Project, Carbon County, Wyoming prepared by Western Water Consultants, Inc., d/b/a WWC Engineering – January 27, 2015 (posted on SEDAR). Cautionary Statement : This Preliminary Economic Assessment is preliminary in nature and includes mineral resources . Mineral resources that are not mineral reserves do not have demonstrated economic viability . There is increased risk and uncertainty to commencing production without established mineral reserves that may result in economic and technical failure which may adversely impact future profitability . The estimated mineral recovery used in this Preliminary Economic Assessment is based on site - specific laboratory recovery data as well as URE personnel and industry experience at similar facilities . There can be no assurance that recovery of mineral resources at this level will be achieved . There is no certainty that the preliminary economic assessment will be realized .

NYSE MKT: URG • TSX: URE 12 ▪ Total Cost per Pound down $4.20, or 14%, in Q4 ▪ Cash Cost per Pound down $1.11, or 7% in Q4 $6.27 $3.43 $2.30 $2.99 $2.66 $19.21 $16.73 $15.48 $16.50 $15.39 $13.66 $11.21 $9.59 $9.94 $7.18 117,160 177,057 183,858 176,850 189,480 - 20,000 40,000 60,000 80,000 100,000 120,000 140,000 160,000 180,000 200,000 $- $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 $45.00 2014 Q4 2015 Q1 2015 Q2 2015 Q3 2015 Q4 Pounds Cost per Pound Quarter Ending Inventory Cost per Pound by Quarter Ad valorem & severance tax Cash costs Non-cash costs Pounds drummed

NYSE MKT: URG • TSX: URE 13 ▪ Total Cost per Pound down $13.91, or 36%, in 2015 ▪ Cash Cost per Pound down $3.82, or 20%, in 2015 $3.59 $6.27 $2.66 $21.98 $19.21 $15.39 $9.29 $13.66 $7.18 131,216 547,992 727,245 - 100,000 200,000 300,000 400,000 500,000 600,000 700,000 800,000 $- $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 $45.00 2013 2014 2015 Pounds Cost per Pound Year Ending Inventory Cost per Pound by Year Ad valorem & severance tax Cash costs Non-cash costs Pounds drummed

NYSE MKT: URG • TSX: URE 14 ▪ Total Cost per Pound falling quarter - over - quarter (Q1 $36.91, Q2 $28.98, Q3 $27.87, Q4 $26.35) ▪ All - in costs below $30 $3.18 $4.73 $2.78 $2.59 $2.80 $20.32 $18.86 $16.15 $15.19 $15.42 $13.47 $13.32 $10.05 $10.09 $8.13 $37.13 $38.36 $36.17 $36.21 $35.45 $66.03 $50.55 $45.08 $56.39 $34.47 $- $10.00 $20.00 $30.00 $40.00 $50.00 $60.00 $70.00 2014 Q4 2015 Q1 2015 Q2 2015 Q3 2015 Q4 $ per Pound Quarter Cost per Pound Sold by Quarter Ad valorem and severance tax Cash Non-cash Spot rate Average sales price

NYSE MKT: URG • TSX: URE 15 ▪ Total Cost per Pound down $4.96, or 14%, in 2015 ▪ Cash Cost per Pound down, $3.46, or 18%, in 2015 $7.58 $2.48 $3.14 $21.98 $19.73 $16.27 $12.41 $12.28 $10.12 $38.17 $33.21 $36.55 $62.92 $51.22 $45.20 $- $10.00 $20.00 $30.00 $40.00 $50.00 $60.00 $70.00 2013 2014 2015 $ per Pound Year Cost per Pound Sold by Year Ad valorem and severance tax Cash Non-cash Spot rate Average sales price

NYSE MKT: URG • TSX: URE 16 Increasing operational efficiencies (steady state) permits ▪ B uilding inventory ▪ D iscretionary spot sales ▪ Low cash cost per pound in ending inventory (Q4 $15.39 vs. Q3 $16.50) 65,233 79,284 79,036 71,860 88,788 15,188 25,819 30,006 22,455 30,367 56,259 82,021 66,314 102,782 63,776 $39.14 $31.37 $27.37 $29.43 $25.23 $- $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 $45.00 - 50,000 100,000 150,000 200,000 250,000 2014 Q4 2015 Q1 2015 Q2 2015 Q3 2015 Q4 Cost per Pound Pounds Quarter Ending Inventory by Quarter In-process Plant Conversion Facility Cost per Pound

NYSE MKT: URG • TSX: URE 17 ▪ Building inventory year - on - year ▪ Cost per Pound down $13.91, or 36%, in 2015 59,149 65,233 88,788 36,389 15,188 30,367 4,827 56,259 63,776 $34.86 $39.14 $25.23 $- $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 $45.00 - 20,000 40,000 60,000 80,000 100,000 120,000 140,000 160,000 180,000 200,000 2013 2014 2015 Cost per Pound Pounds Year Ending Inventory by Year In-process Plant Conversion Facility Cost per Pound

NYSE MKT: URG • TSX: URE ▪ Continued focus to attain company - wide cost savings ▪ Long - term s ales a greements • Multiple contracts t hrough 2021 • Very selective as to pricing that we will accept ▪ Demonstrated Production Profile Growth • Lost Creek resources increased by 53% M&I and 36% Inferred in 2015 ▪ M & A activities ▪ 2016 corporate priorities • Lost Creek: continue at steady - state; greater efficiencies • Complete Shirley Basin applications for permits / licenses 18

NYSE MKT: URG • TSX: URE For more information, please contact: Jeff Klenda , Chairman & Executive Director Rich Boberg , Senior Director of Investor and Public Relations By Mail: Ur - Energy Corporate Office 10758 W. Centennial Rd., Suite 200 Littleton, CO 80127 USA By Phone: Office 720.981.4588 Toll - Free 866.981.4588 Fax 720.981.5643 By E - mail: jeff.klenda@ur - energy.com rich.boberg@ur - energy.com 19